Goodwill and Intangible Assets - Summary of Amortization Expense for the Future Periods (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2021		$ 1,353
2022		561
2023		561
2024		561
2025		561
Thereafter		234
Total	$ 2,817	$ 3,831	$ 5,182